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EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 2000 included in Patina Oil & Gas Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                         /s/ ARTHUR ANDERSEN LLP

Denver, Colorado
December 21, 2000